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                SUPPLEMENT TO THE PROSPECTUS DATED MAY 31, 1996
                     OF AMERICAN HERITAGE GROWTH FUND, INC.

     Richard K. Parker has resigned as the President and Treasurer of the Fund and The American Heritage Fund, Inc. ("AHF") and as President, Treasurer and director of American Heritage Management Corporation ("AHMC") for personal reasons. Mr. Parker has transferred his equity ownership in AHMC to Northern Westchester Industries, Inc., a newly organized corporation all of the outstanding shares of which are owned by him. Heiko H. Thieme will remain as the Chairman of the Board of Directors, Chief Executive Officer and Secretary of both the Fund and AHMC and will continue to be primarily responsible for the Fund's portfolio. Mr. Parker will continue to serve as a member of the Board of Directors of the Fund and AHF.

February 28, 1997